UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2017

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On February 8, 2017, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter and year ended December 31, 2016, which is attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2016 is attached hereto as Exhibit 99.2.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

On February 8, 2017, Aspen announced that Mr. Matthew Botein has been appointed to its Board of Directors (the “Board”) as a Class I director and as a member of the Board’s Investment Committee. Under Aspen’s Bye-Laws, the appointment of Mr. Botein will be subject to shareholder approval at Aspen’s 2017 annual general meeting. As a non-executive director, Mr. Botein is entitled to receive the same level of fees and benefits as other Aspen non-executive directors, including for committee appointments. For additional information, please see Aspen’s 2016 proxy statement, including under “Summary of Non-Employee Director Compensation,” filed with the U.S. Securities and Exchange Commission.

The Board has determined that Mr. Botein is an independent director pursuant to the New York Stock Exchange corporate governance standards applicable to U.S. domestic issuers. The attached press release, furnished as Exhibit 99.3, provides additional information on Mr. Botein’s background.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On February 8, 2017, Aspen issued a press release announcing results for the quarter and year ended December 31, 2016, which is attached hereto as Exhibit 99.1. A copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2016 is attached hereto as Exhibit 99.2.

Aspen also announced in the press release attached hereto as Exhibit 99.1 that the Board approved a new share repurchase authorization of up to $250 million, effective February 8, 2017. The share repurchase authorization, which is effective through February 8, 2019, permits Aspen to effect repurchases of ordinary shares from time to time through a combination of transactions, including open market repurchases, privately negotiated transactions and accelerated share repurchase transactions.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are furnished as part of this report:

99.1.	Press Release of the Registrant, dated February 8, 2017.

99.2.	Earnings Release Supplement for the quarter and year ended December 31, 2016.

99.3.	Press Release of the Registrant, dated February 8, 2017.

The information furnished under Item 2.02, Item 7.01 and Item 9.01 (as applicable) contained in the second and third paragraphs of the press release attached hereto as Exhibit 99.1 and the entirety of Exhibit 99.2 and Exhibit 99.3 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: February 8, 2017	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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